May 2021

KOL Event

VAXART

UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES

Forward-Looking Statement

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding Vaxart's strategy, prospects, plans and objectives, results from preclinical and clinical trials, commercialization agreements and licenses, beliefs and expectations of management are forward-looking statements. These forward-looking statements may be accompanied by such words as "believe," "could," "potential," "expect," "will" and other words and terms of similar meaning. Examples of such statements include, but are not limited to, statements relating to Vaxart's ability to develop and commercialize its product candidates; expected clinical results and trial data (including plans with respect to the proposed COVID-19 vaccine program); Vaxart's intention to continue its efforts to advance its oral tablet seasonal flu vaccine; Vaxart's expectations with respect to the important advantages it believes its oral vaccine platform can offer over injectable alternatives, particularly for mucosal pathogens such as norovirus, flu and RSV, as well as coronaviruses such as SARS, MERS and COVID-19; and Vaxart's expectations with regard to the vaccination market. Vaxart may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Vaxart makes, including uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; decisions by regulatory authorities impacting labeling, manufacturing processes, and safety that could affect the availability or commercial potential of any product candidate, including the possibility that Vaxart's product candidates may not be approved by the FDA or non-U.S. regulatory authorities; that, even if approved by the FDA or non-U.S. regulatory authorities, Vaxart's product candidates may not achieve broad market acceptance; that a Vaxart collaborator may not attain development and commercial milestones; that Vaxart or its partners may experience manufacturing issues and delays due to events within, or outside of, Vaxart's or its partners control, including the recent outbreak of COVID-19; that Vaxart or its partners may not be able to obtain, maintain and enforce necessary patent and other intellectual property protection; that Vaxart's capital resources may be inadequate; Vaxart's ability to obtain sufficient capital to fund its operations on terms acceptable to Vaxart, if at all; the impact of government healthcare proposals and policies; competitive factors; and other risks described in the "Risk Factors" sections of Vaxart's Quarterly and Annual Reports filed with the SEC. Vaxart does not assume any obligation to update any forward-looking statements, except as required by law.

Oral Vaccines Based on VAAST Platform

VAXART

Selected Mucosal Adjuvant "Hard Wired" in Vector Delivery System

Non-replicating adenovirus with molecular adjuvant

ORAL VACCINES OFFERS IMPORTANT ADVANTAGES

- **Potentially disruptive impact across vaccine supply chain**
  - *Room temperature stable tablets*
  - *Ease of distribution*
- **Allows increased vaccination rates**
  - *Ease of administration*
  - *Patient acceptance*

INNOVATIVE PLATFORM FOR SYSTEMIC AND LOCAL IMMUNITY

- **Designed for wide range of recombinant antigens**
- **Local immunity is potential key differentiator**
  - *Protection at the mucosa of the gastrointestinal, respiratory tract*
  - *First line of Defense*

VAAST Oral Vaccines – Validated Platform In Humans

VAXART

Approximately 500 Subjects Dosed to Date

Clinical Trials

Tablet Vaccines



Purpose:

- Safety
- Immunogenicity
- Dose ranging
- Efficacy

	Flu	RSV	Norovirus	COVID-19
SUBJECTS DOSED	245	46	171	35

SAFETY

Favorable safety and tolerability profile

EFFICACY

Reduction in influenza illness comparable with the leading marketed quadrivalent intramuscular influenza vaccine

BROAD IMMUNE RESPONSES

Serum neutralizing antibodies (IgG), Systemic T cell responses

MUCOSAL HOMING CELLS

T cells, IgA positive B cells

Liebowitz, et al, *Lancet ID*, 2020
Kim, et al, *JCI Insights*, 2018
Kim, et al, *Sci Reports*, 2016

Vaxart – COVID Vaccine Issues

VAXART

- Covid-19 is a significant health problem. Vaccines can be highly effective against the original parental strain
- Several limitations for roll-out of a needle solution during a pandemic
  - Need a qualified health care provider to administer
  - The first vaccines approved need to be kept frozen
  - We are all supposed to sequester and avoid contact
  - *All of this make the process of creating long-term herd immunity challenging*
- New coronavirus variants are appearing that may be able to circumvent vaccine induced immunity
  - Vaccine manufacturers have announced that they are making strain matched vaccines to address the potential variants
  - Can a cross-reactive vaccine be made to allow for better protection against future variants?

An Important Step is the time for injecting large populations: Vaxart Takes Away the Needles

VAXART

Rapid Emergence of new SARS-CoV-2 strains



Vaccine Development

Rapid Distribution & Administration

Get Off The Wheel – Shorten the Time to Herd Immunity



Vaxart's solution

- Room temperature stable tablet, easy to produce, distribute, and administer


IgA


T cells


N501Y D614G
S1
RBD
S1
S2
N

- More conserved across strains
- Strong target for T cells

Dutta, et al, JV, 2020

VXA-COV2-101 Phase 1 Study Design and Schema

VAXART

- Single Dose, Oral Tablet Study at Low and Medium Doses
- Small Sentinel Cohort that was boosted
- **Primary (Safety) and Secondary (Immunogenicity) Endpoints Met**

Treatment Group	Vaccine	Dose (±0.5 log)	No. of Doses	No. of Subjects
Cohort 1 (Sentinels)	VXA-CoV2-1	$1x10^{10}$ I.U.	2	5
	SMC Review of Safety Data through Day 8 Visit			
Cohort 2	VXA-CoV2-1	$1x10^{10}$ I.U.	1	15
Cohort 3	VXA-CoV2-1	$5x10^{10}$ I.U.	1	15
			Total	35

Solicited Symptoms Post Vaccination – Phase I

Solicited Symptom Days (1 – 8)	Low Dose (n=20)	High Dose (n=15)
No. (%) with Solicited Symptoms	4 (20)	10 (66.7)
Gastrointestinal Symptoms		
Diarrhea	0 (00)	4 (26.7)
Nausea	0 (00)	5 (33.3)
Vomiting	0 (00)	0
Abdominal Pain	1 (5.0)	2 (13.3)
General Symptoms		
Malaise/Fatigue	2 (10)	2 (13.3)
Myalgia (Muscle Pain)	1 (5.0)	1 (6.7)
Anorexia	0 (00)	2 (13.3)
Headache	3 (15)	2 (13.3)
Fever	0 (00)	1 (6.7)

- Most Solicited Adverse Events mild and transient; few moderates @ Days 2 to 6
- 6 Mild unsolicited AEs: sore throat, epistaxis, chills, dry sinus, back pain & testicular pain
- No SAEs or MAAEs reported to date

Vaxart's oral vaccine candidate shows preferential Th1 responses, inducing a strong CD8 cytotoxic response



Spike protein (S)
Nucleoprotein (N)
Fold change from baseline
20
15
10
5
0
IL-2
IL-4
IL-5
IL-13
IFNg
TNFa
CD107a
Cytokine

Restimulation with S or N peptide pools on PBMCs from pre and post vaccination. Th2 cytokines are CD4+ T cells, Th1 cytokines are CD8+ T cells. Fold change is calculated over the pre-vaccination sample.

Vaxart's Oral Vaccine candidate generates robust CD8 T cell responses

VAXART

Vaxart's Oral Vaccine candidate generates high numbers of S specific IFN-γ, TNFα and CD107a producing T cells post immunization.


IFN-γ
**
P=0.0034
10
8
6
4
2
0
% CD8+ lymphocytes
d1
d8
Trial day


30
20
10
5
4
3
2
1
0
% CD8+ lymphocytes
IFNg
TNFa
CD107a
Cytokine

Vaxart's Oral Vaccine candidate generates robust CD8 T cell responses – Compares favorably to the mRNA vaccines

VAXART

Induction of T cells responses measured 7 days after the first dose. Increase over day 1 for IFN-γ and TNFα are shown



% IFNγ+ CD8+ lymphocytes
% TNFα+ CD8 lymphocytes
0
1
2
3
4
5
Pfizer
Moderna
Vaxart

Frozen PBMC samples from Vaxart's Phase I trial were compared to PBMCs from volunteers that were immunized with the Pfizer or Moderna vaccines under EUA. Analysis was done at the same time points post immunization

Preliminary data

Do Vaccine Induced T cells Cross React Against other huCoV?

- Tarke, et al, (Biorxiv 2021) showed that mRNA vaccines create cross-reactive T cells against other SARS-CoV-2 variants of concern (see below)
- What about other Coronaviruses?



Spike AIM+ CD8+ T cells (%)
3
1
0.1
0.03
0.049 %
0.057 %
0.048 %
0.056 %
0.057 %
1 0.1 0.01 1 0.1 0.01 1 0.1 0.01 1 0.1 0.01 1 0.1 0.01
Spike MP (ug/mL)
Ancestral (Wu)
B.1.1.7 (UK)
B.1.351 (SA)
P.1. (BR)
CAL.20C (CA)



N501Y D614G
S1
RBD
S1
S2

B.1.351 (South African S protein)

Future Proof: Vaxart's oral vaccine candidate generates cross reactive T cells to other endemic coronaviruses



% IFNγ+ CD8 lymphocytes
5
4
3
2
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
229E
HKU1
NL63
OC43
Human Coronavirus

% Identity compared to SARS-CoV-2

Virus	Genus	% identity
229E	alpha	65
NL63	alpha	65
HKU1	beta	68
OC43	beta	68
SARS-CoV	beta	82

Response is combined to both S & N peptides. Increase measured after subtracting background at day 0

Why T cells may be important for COVID

VAXART

- Cross-protective and long-lasting
  - N protein responses to SARS-CoV-1 last 17 years after infection and cross-react to SARS-CoV-2 (Hellerstein, et al, Vaccine, 2020)
- People with agammaglobulinemia don't die of COVID and have a mild course of infection (Quinti, et al, J Allergy Clin Immunol, 2020)
- Mucosal T cells may be capable of blocking shedding and transmission
- Higher T cell responses correlated to protection against COVID disease in in prospective study of first responders (Wylie, et al, Medrxiv, 2020)
- Broader antigenic repertoire than antibody responses - T cell responses recognize at least 30-40 epitopes in each donor, as measured in 99 subjects. (Tarke, Cell Reports Medicine, Jan 21)

Vaxart immunized subjects have increased cross-reactive nasal IgA response to other coronaviruses



Fold rise
80
60
40
20
10
8
6
4
2
0
SARS CoV-2 S
SARS CoV-2 N
SARS CoV-2 RBD
SARS CoV-1 S
MERS CoV S
NL63 S
HKU1 S
OC43 S
229E S

Increased IgA antibodies to SARS-Cov-2 also leads to increased antibody responses to the S protein of other coronaviruses including SARS-CoV-1, MERS, and endemic common cold viruses

Preliminary Data

Graph shows increase in nasal IgA at d29 over d1 sample, normalized for amounts of total IgA

Vaxart – Next Steps

VAXART

- Dose ranging study to start around mid-year
- Phase II efficacy study later this year
- Evaluating new strain matched candidates in research
  - Made S only versions of the "California" and "South African" strains
  - Can our original vaccine approach provide protection as effectively as a strain-matched vaccine in animal models?